UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 9, 2021

CAPITAL SOUTHWEST CORPORATION
(Exact Name Of Registrant As Specified In Charter)

Texas	814-00061	75-1072796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Lyndon B. Johnson Freeway, Suite 1300
Dallas, Texas 75240
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 238-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.25 par value per share	CSWC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 9, 2021, Capital Southwest Corporation (the “Company”) entered into the Second Amended and Restated Senior Secured Revolving Credit Agreement (the “Credit Agreement”) by and among the Company, as borrower, ING Capital LLC as administrative agent, the several banks and other financial institutions or entities from time to time party to the Credit Agreement as lenders, and Texas Capital Bank, N.A., as documentation agent. The Credit Agreement (1) reduced the interest rate on borrowings from LIBOR plus 2.50% to LIBOR plus 2.15% and removed conditions related thereto as previously set forth in the Amended and Restated Senior Secured Revolving Credit Agreement and (2) extended the end of the credit facility's revolver period from December 21, 2022 to August 9, 2025 and extended the final maturity from December 21, 2023 to August 9, 2026. The Credit Agreement also modified certain covenants in the credit facility, including, among other things, to increase the minimum obligors’ net worth test from $180 million to $200 million. In addition, total commitments were permanently reduced from $340 million to $335 million.

The description of the Credit Agreement contained herein is not intended to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 8.01 Other Events.

On August 9, 2021, the Company issued a press release announcing its entry into the Credit Agreement. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
10.1
Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of August 9, 2021, among Capital Southwest Corporation, as Borrower, the lenders party hereto, ING Capital LLC, as Administrative Agent, Arranger and Bookrunner and Texas Capital Bank, N.A., as Documentation Agent

99.1	Press release issued by Capital Southwest Corporation on August 9, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2021

By:	/s/ Michael S. Sarner
Name: Michael S. Sarner
Title: Chief Financial Officer